Fair Value Measurements - Changes in Estimated Fair Value of Contingent Consideration Liability Relating to Acquisition of Logitel (Detail) - Logitel Offshore Holdings [Member] - Teekay Offshore [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance at beginning of year	$ (14,830)	$ (21,448)
Adjustment to liability	0	2,569
Settlement of liability	0	3,540
Gain included in Other (loss) income - net (note 13)	14,830	509
Balance at end of year	$ 0	$ (14,830)